UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2021

UNITED STATES ANTIMONY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Montana	001-08675	81-0305822
(State or Other Jurisdictionof Incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

47 Cox Gulch, P.O. Box 643 Thompson Falls, Montana	59873
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 406-827-3523

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American

Item 1.01 Entry into a Material Definitive Agreement

On February 1, 2021, United States Antimony Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the institutional investors signatory thereto (the “Investors”) pursuant to which the Company agreed to sell to the Investors, and the Investors agreed to purchase from the Company, in a registered direct offering, an aggregate of 15,300,000 shares (the “Shares”) of the common stock, par value $0.01 per share, of the Company (“Common Stock”), at a purchase price of $0.70 per Share, for aggregate gross proceeds to the Company of approximately $10.7 million.

The Company also agreed to sell to the Investors, in a concurrent private placement, unregistered warrants to purchase up to an aggregate of 7,650,000 shares of Common Stock at an exercise price of $0.85 per share (the “Warrants”). The Warrants shall be initially exercisable six months following issuance and expire five and one-half years from the issuance date of the Warrants. The exercise price and the number of shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are subject to adjustment in the event of stock splits or dividends, or other similar transactions, but not as a result of future securities offerings at lower prices. Within 85 days from the date of the Purchase Agreement, the Company shall file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by the Investors of the Warrant Shares and use commercially reasonable efforts to cause such registration to become effective no later than 181 days following the closing date of the Offering (as defined below).

Net proceeds to the Company from the sale of the Shares and the Warrants (such transaction, the “Offering”), after deducting estimated offering expenses and placement agent fees, are expected to be approximately $9.9 million. The Offering is expected to close on or about February 3, 2021, subject to satisfaction of customary closing conditions.

With respect to the Shares, the Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-252193), which was originally filed with the Securities and Exchange Commission on January 19, 2021 and was declared effective on January 27, 2021. With respect to the Warrants, the Offering is being made pursuant to Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder.

Roth Capital Partners, LLC (the “Placement Agent”) acted as exclusive placement agent in connection with the Offering pursuant to a Placement Agency Agreement between the Company and the Placement Agent dated February 1, 2021 (the “Placement Agency Agreement”). The Placement Agency Agreement provides that the Placement Agent will receive a commission equal to 6% of the aggregate gross proceeds of the Offering. The Placement Agent (or its designees) shall also receive warrants to purchase such number of shares of Common Stock as is equal to 7% of the aggregate number of shares of Common Stock sold in the Offering (including shares of Common Stock issuable upon exercise of the warrants issued to the Investors), or 1,606,500 warrants, with substantially the same terms as the Warrants being issued to the Investors, except that the Placement Agent’s warrants shall have an expiration date of five years from the commencement of sales.

The Purchase Agreement prohibits the Company from issuing any Common Stock (or Common Stock equivalents) for 90 days following the closing of the Offering, and from entering into any agreement to effect any “variable rate transaction” for one year following the closing of the Offering.

In connection with the closing of the Offering, the directors and executive officers of the Company entered into agreements whereby they agreed not to offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition), directly or indirectly, any shares of Common Stock or any securities that are convertible, exchangeable or exercisable into shares of Common Stock for a period of 90 days following closing of the Offering (the “Lock-Up Agreements”).

A copy of each of the Purchase Agreement, the Placement Agency Agreement, the form of Warrant and the form of Lock-Up Agreement is attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 4.1, respectively, and is incorporated herein by reference.

On February 1, 2021, the Company issued a press release announcing the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the legal opinion issued by Stoel Rives LLP is attached hereto as Exhibit 5.1.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 with respect to the issuance of the Warrants and the Placement Agent’s warrants is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Offering, Daniel Parks, the Chief Financial Officer of the Company, resigned as an officer of the Company for purposes of retirement. Following the departure of Mr. Parks, Alicia Hill, the Controller of the Company, shall serve as the principal financial officer and principal accounting officer of the Company. Ms. Hill has served in various financial and accounting capacities with the company since 2006, including as Controller since 2011. As Controller, Ms. Hill guided the Company through its listing on the NYSE American, and has been the liaison with the Company’s auditors through a progressively complicated reporting process.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant
5.1	Opinion of Stoel Rives LLP
10.1	Securities Purchase Agreement dated as of February 1, 2021 between United States Antimony Corporation and the purchasers signatory thereto
10.2	Placement Agency Agreement dated February 1, 2021 between United States Antimony Corporation and Roth Capital Partners, LLC
10.3	Form of Lock-Up Agreement
99.1	Press release of United States Antimony Corporation dated February 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Date: February 2, 2021	By:	/s/ John C. Gustavsen
John C. Gustavsen
Interim Chief Executive Officer